SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 23, 2007

Date of Report (Date of earliest event reported)

PACIFIC VEGAS GLOBAL STRATEGIES, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-49701	84-1159783
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16/F, Winsome House
73 Wyndham Street
Central, Hong Kong

(Address of principal executive offices, including zip code)

(011) (852) 3154-9370

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.01               Changes in Control of Registrant

On August 23, 2007, pursuant to a Stock Purchase Agreement dated August 23, 2007 (the “Agreement”) between Raymond Chou (“Chou”) and Kwan, Sin Yee (“Kwan”), Kwan purchased 36,500,000 shares of the common stock of Pacific Vegas Global Strategies, Inc. (the “Company”) from Chou for a purchase price of US$109,500.

The 36,500,000 shares represent 36.5% of the total shares of the Company issued and outstanding on August 23, 2007.  In addition to her current ownership of 5,700,000 shares of the Company’s common stock, Ms. Kwan now owns 42,200,000 shares, or 42.2% of the total shares of the Company issued and outstanding on August 23, 2007.

The Company believes that Kwan used her personal funds to purchase the shares.

Please refer to Item 5.02 for a description of the changes of director and executive officers upon the closing of the Agreement.

Please refer to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, SEC File No. 0-49701, for complete information regarding the Company.  The Company believes that such information is the same information that would be required if the Company were filing a general form of registration of securities on Form 10 or Form 10-SB under the Exchange Act.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective August 23, 2007, and simultaneously with the closing of the Agreement, Raymond Chou resigned as the Company’s sole director and chairman, chief executive officer and chief financial officer.

Effective August 23, 2007, and simultaneously with the closing of the Agreement, Kwan, Sin Yee was appointed to serve as the Company’s sole director and chairwoman, chief executive officer and chief financial officer.

During the past five years, Ms. Kwan’s has not been involved in or associated with any business nor the management of any company.

Ms. Kwan does not have any family relationships with any other directors, executive officers, or persons nominated or chosen to become directors or executive officers of the Company.

Ms. Kwan was not a party to any transaction with the Company during the last two years, nor is she a party to any proposed transaction with the Company, in which she had or is to have a direct or indirect material interest.

Ms. Kwan does not have any employment agreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC VEGAS GLOBAL STRATEGIES, INC.
(Registrant)

Date: August 23, 2007	By:	/s/ KWAN, SIN YEE
Kwan, Sin Yee, CEO